                                                                      Exhibit 21


SUBSIDIARIES OF HOUSEHOLD INTERNATIONAL, INC.
---------------------------------------------

As of December 31, 1999, the following subsidiaries were directly or indirectly owned by the Registrant. Certain subsidiaries which in the aggregate do not constitute significant subsidiaries may be omitted.

                                                                              %
                                                                              Voting
                                                                              Stock
                                                         Organized            Owned
                                                         Under                By
Names of Subsidiaries                                    Laws of:             Parent
---------------------                                    ---------            ------
Hamilton Investments, Inc.                               Delaware             100%
 Craig-Hallum Corporation                                Delaware             100%
Renaissance Credit Services, Inc.                        Delaware             100%
Household Bank, f.s.b.                                   California           100%
 Beneficial Retail Services, Inc.                        Delaware             100%
 HHTS, Inc.                                              Illinois             100%
 Household Bank (SB), N.A.                               United States        100%
  Household Affinity Funding Corporation                 Delaware             100%
 Household Service Corporation of Illinois, Inc.         Illinois             100%
  Household Insurance Services, Inc.                     Illinois             100%
 Housekey Financial Corporation                          Illinois             100%
  Household Mortgage Services, Inc.                      Delaware             100%
Beneficial Service Corporation                           Delaware             100%
Beneficial Service Corporation of Delaware               Delaware             100%
Household Capital Corporation                            Delaware             100%
Household Commercial Canada Inc.                         Ontario              100%
Household Finance Corporation                            Delaware             100%
 Beneficial Corporation                                  Delaware             100%
  Beneficial Credit Corp.                                Delaware             100%
  Guaranty and Indemnity Insurance Company               Delaware             100%
  Bencharge Credit Service Holding Company               Delaware             100%
   Beneficial Credit Services Northeast, Inc.            Delaware             100%
   Bencharge Credit Service of America, Inc.             Delaware             100%
   Beneficial Credit Services of Connecticut Inc.        Delaware             100%
   Beneficial Credit Services of Mississippi Inc.        Delaware             100%
   Beneficial Credit Services of South Carolina Inc.     Delaware             100%
   Beneficial Credit Services Inc.                       Delaware             100%
  Beneficial Alabama Inc.                                Alabama              100%
  Beneficial Arizona Inc.                                Delaware             100%
  Beneficial California Inc.                             Delaware             100%
  Beneficial Colorado Inc.                               Delaware             100%
  Beneficial Commercial Holding Corporation              Delaware             100%
   Beneficial Commercial Corporation                     Delaware             100%
    Beneficial Finance Leasing Corporation               Delaware             100%
    Beneficial Leasing Group, Inc.                       Delaware             100%
     Neil Corporation                                    Delaware             100%
     Silliman Corporation                                Delaware             100%
  Beneficial Connecticut Inc.                            Delaware             100%
  Beneficial Consumer Discount Company                   Pennsylvania         100%
  Beneficial Delaware Inc.                               Delaware             100%
  Beneficial Discount Co. of Virginia                    Delaware             100%
  Beneficial Finance Co. of West Virginia                Delaware             100%
  Beneficial Finance Services, Inc.                      Kansas               100%
  Beneficial Florida Inc.                                Delaware             100%
   Beneficial Mortgage Co. of Florida                    Delaware             100%
  Beneficial Georgia Inc.                                Delaware             100%
  Beneficial Hawaii Inc.                                 Delaware             100%
  Beneficial Idaho Inc.                                  Delaware             100%
  Beneficial Illinois Inc.                               Delaware             100%
  Beneficial Income Tax Service Holding Co., Inc.        Delaware             100%
   Household Tax Masters Inc.                            Delaware             100%
  Beneficial Indiana Inc.                                Delaware             100%
  Beneficial Investment Co.                              Delaware             100%
   Beneficial Credit Services of New York, Inc.          Delaware             100%
   Beneficial New York Inc.                              New York             100%
   Beneficial Homeowner Service Corporation              Delaware             100%
  Beneficial Iowa Inc.                                   Iowa                 100%
  Beneficial Kansas Inc.                                 Kansas               100%
  Beneficial Kentucky Inc.                               Delaware             100%
  Beneficial Land Company, Inc.                          New Jersey           100%
  Beneficial Loan & Thrift Co.                           Minnesota            100%
  Beneficial Louisiana Inc.                              Delaware             100%
  Beneficial Maine Inc.                                  Delaware             100%
  Beneficial Management Corporation                      Delaware             100%
   Beneficial Management Institute, Inc.                 New York             100%
  Beneficial Management Corporation of America           Delaware             100%
   Beneficial Franchise Company Inc.                     Delaware             100%
    Beneficial Business Credit Corp.                     Delaware             100%
    Beneficial Mark Holding Inc.                         Delaware             100%
   Beneficial Trademark Co.                              Delaware             100%
  Beneficial Management Headquarters, Inc.               New Jersey           100%
   Beneficial Facilities Corporation                     New Jersey           100%
  Beneficial Maryland Inc.                               Delaware             100%
  Beneficial Massachusetts Inc.                          Delaware             100%
  Beneficial Michigan Inc.                               Delaware             100%
  Beneficial Mississippi Inc.                            Delaware             100%
  Beneficial Missouri, Inc.                              Delaware             100%
  Beneficial Montana Inc.                                Delaware             100%
  Beneficial Mortgage Holding Company                    Delaware             100%
   Beneficial Excess Servicing Inc.                      Delaware             100%
   Beneficial Home Mortgage Loan Corp.                   Delaware             100%
   Beneficial Mortgage Co. of Arizona                    Delaware             100%
   Beneficial Mortgage Co. of Colorado                   Delaware             100%
   Beneficial Mortgage Co. of Connecticut                Delaware             100%
   Beneficial Mortgage Co. of Georgia                    Delaware             100%
   Beneficial Mortgage Co. of Idaho                      Delaware             100%
   Beneficial Mortgage Co. of Indiana                    Delaware             100%
   Beneficial Mortgage Co. of Kansas, Inc.               Delaware             100%
   Beneficial Mortgage Co. of Louisiana                  Delaware             100%
   Beneficial Mortgage Co. of Maryland                   Delaware             100%
   Beneficial Mortgage Co. of Massachusetts              Delaware             100%
   Beneficial Mortgage Co. of Mississippi                Delaware             100%
   Beneficial Mortgage Co. of Missouri, Inc.             Delaware             100%
   Beneficial Mortgage Co. of Nevada                     Delaware             100%
   Beneficial Mortgage Co. of New Hampshire              Delaware             100%
   Beneficial Mortgage Co. of Oklahoma                   Delaware             100%
   Beneficial Mortgage Co. of Rhode Island               Delaware             100%
   Beneficial Mortgage Co. of South Carolina             Delaware             100%
   Beneficial Mortgage Co. of Texas                      Delaware             100%
   Beneficial Mortgage Co. of Utah                       Delaware             100%
   Beneficial Mortgage Co. of Virginia                   Delaware             100%
    Beneficial Mortgage Co. of North Carolina            Delaware             100%
     Decision One Mortgage Company, LLC                  North Carolina       100%
  Beneficial National Bank USA                           Delaware             100%
   Beneficial Service Corporation of New Jersey          Delaware             100%
  Beneficial Nebraska Inc.                               Nebraska             100%
  Beneficial Nevada Inc.                                 Delaware             100%
  Beneficial New Hampshire Inc.                          Delaware             100%
  Beneficial New Jersey Inc.                             Delaware             100%
  Beneficial New Mexico Inc.                             Delaware             100%
  Beneficial North Carolina Inc.                         Delaware             100%
  Beneficial Oklahoma Inc.                               Delaware             100%
  Beneficial Oregon Inc.                                 Delaware             100%
  Beneficial Real Estate Company, Inc.                   New Jersey           100%
  Beneficial Rhode Island Inc.                           Delaware             100%
  Beneficial South Carolina Inc.                         Delaware             100%
  Beneficial South Dakota Inc.                           Delaware             100%
  Beneficial Systems Development Corporation             Delaware             100%
  Beneficial Technology Corporation                      Delaware             100%
  Beneficial Tennessee Inc.                              Tennessee            100%
  Beneficial Texas Inc.                                  Texas                100%
  Beneficial Utah Inc.                                   Delaware             100%
  Beneficial Vermont Inc.                                Delaware             100%
  Beneficial Virginia Inc.                               Delaware             100%
  Beneficial Washington Inc.                             Delaware             100%
  Beneficial West Virginia, Inc.                         West Virginia        100%
  Beneficial Wisconsin Inc.                              Delaware             100%
  Beneficial Wyoming Inc.                                Wyoming              100%
  Benevest Group Inc.                                    Delaware             100%
   Benevest Service Company                              Delaware             100%
   Benevest Services, Inc.                               Washington           100%
   Benevest Escrow Company                               Delaware             100%
  BMC Holding Company                                    Delaware             100%
   Beneficial Mortgage Corporation                       Delaware             100%
    Beneficial Mortgage Services, Inc.                   Delaware             100%
  Bon Secour Properties Inc.                             Alabama              100%
  Capital Financial Services Inc.                        Nevada               100%
  Harbour Island Inc.                                    Florida              100%
   Harbour Island Venture One, Inc.                      Florida              100%
   Harbour Island Venture Three, Inc.                    Florida              100%
   Harbour Island Venture Four, Inc.                     Florida              100%
   Tampa Island Transit Company, Inc.                    Florida              100%
  Personal Mortgage Holding Company                      Delaware             100%
   Personal Mortgage Corporation                         Delaware             100%
  Southern Trust Company                                 Delaware             100%
  Southwest Beneficial Finance, Inc.                     Illinois             100%
  Wasco Properties, Inc.                                 Delaware             100%
   Beneficial Real Estate Joint Venture, Inc.            Delaware             100%
   BFC Agency, Inc.                                      Delaware             100%
    BFC Insurance Agency of Nevada                       Nevada               100%
   Beneficial Direct, Inc.                               New Jersey           100%
   Household Insurance Group, Inc.                       Delaware             100%
   Service Administrators, Inc. (USA)                    Colorado             100%
   Service General Insurance Company                     Ohio                 100%
    Beneficial Ohio Inc.                                 Delaware             100%
    Service Management Corporation                       Ohio                 100%
     B.I.G. Insurance Agency, Inc.                       Ohio                 100%
    First Central National Life Insurance
          Company of New York                            New York             100%
   Wesco Insurance Company                               Delaware             100%
    Southwest Texas General Agency, Inc.                 Texas                100%
  Alabama Properties                                     Delaware             100%
 HFC Card Funding Corporation                            Delaware             100%
 HFC Funding Corporation                                 Delaware             100%
 HFC Revolving Corporation                               Delaware             100%
 HFS Funding Corporation                                 Delaware             100%
 Household Acquisition Corporation                       Delaware             100%
  HFTA Corporation                                       Delaware             100%
   Pacific Agency, Inc.                                  Nevada               100%
   HFTA Consumer Discount Company                        Pennsylvania         100%
   HFTA First Financial Corporation                      California           100%
   HFTA Second Corporation                               Alabama              100%
   HFTA Third Corporation                                Delaware             100%
   HFTA Fourth Corporation                               Minnesota            100%
   HFTA Fifth Corporation                                Nevada               100%
   HFTA Sixth Corporation                                Nevada               100%
   HFTA Seventh Corporation                              New Jersey           100%
   HFTA Eighth Corporation                               Ohio                 100%
   HFTA Ninth Corporation                                West Virginia        100%
   HFTA Tenth Corporation                                Washington           100%
   Household Finance Corporation of Hawaii               Hawaii               100%
   Household Realty Corporation (1997) Limited           British Columbia     100%
   Pacific Finance Loans                                 California           100%
 Household Automotive Finance Corporation                Delaware             100%
  ACC Funding Corp.                                      Delaware             100%
  ACC Receivables Corp.                                  Delaware             100%
  Household Automotive Credit Corporation                Delaware             100%
  OFL-A Receivables Corp.                                Delaware             100%
 Household Auto Receivables Corporation                  Nevada               100%
 Household Bank (Nevada), N.A.                           United States        100%
  Household Card Funding Corporation                     Delaware             100%
  Household Receivables Funding Corporation              Nevada               100%
  Household Receivables Funding Corporation II           Delaware             100%
  Household Receivables Funding, Inc.                    Delaware             100%
 Household Capital Markets, Inc.                         Delaware             100%
 Household Card Services, Inc.                           Nevada               100%
 Household Consumer Loan Corporation                     Nevada               100%
 Household Corporation                                   Delaware             100%
 Household Credit Services, Inc.                         Delaware             100%
 Household Credit Services of Mexico, Inc.               Delaware             100%
 Household Financial Services, Inc.                      Delaware             100%
 Household Group, Inc.                                   Delaware             100%
  Household Insurance Group Holding Company              Delaware             100%
   Household Life Insurance Company                      Michigan             100%
   Household Insurance Agency, Inc.                      Michigan             100%
   Household Insurance Agency, Inc.                      Nevada               100%
   Arcadia Insurance Administrators, Inc.                Delaware             100%
  AHLIC Investment Holdings Corporation                  Delaware             100%
  Cal-Pacific Services, Inc.                             California           100%
  HFS Investments, Inc.                                  Nevada               100%
   JV Mortgage Capital, Inc.                             Delaware              50%
    JV Mortgage Capital, L.P.                            Delaware             50.5%
     JV Mortgage Capital Consumer Discount Company       Pennsylvania         100%
  Household Life Insurance Co. of Arizona                Arizona              100%
  Household Business Services, Inc.                      Delaware             100%
   Financial Network Alliance, L.L.P.                    Illinois              50%
    FNA Consumer Discount Company                        Pennsylvania         100%
  Household Commercial Financial Services, Inc.          Delaware             100%
   The Generra Company                                   Delaware             100%
   Business Realty Inc.                                  Delaware             100%
    Business Lakeview, Inc.                              Delaware             100%
   Capital Graphics, Inc.                                Delaware             100%
   CPI Enterprises                                       Delaware             100%
   HCFS Business Equipment Corporation                   Delaware             100%
   HFC Commercial Realty, Inc.                           Delaware             100%
    PPSG Corporation                                     Delaware             100%
    G.C. Center, Inc.                                    Delaware             100%
    Com Realty, Inc.                                     Delaware             100%
     Lighthouse Property Corporation                     Delaware             100%
    Household OPEB I, Inc.                               Illinois             100%
    Steward's Glenn Corporation                          Delaware             100%
   HFC Leasing, Inc.                                     Delaware             100%
    First HFC Leasing Corporation                        Delaware             100%
    Second HFC Leasing Corporation                       Delaware             100%
    Valley Properties Corporation                        Tennessee            100%
    Fifth HFC Leasing Corporation                        Delaware             100%
    Sixth HFC Leasing Corporation                        Delaware             100%
    Seventh HFC Leasing Corporation                      Delaware             100%
    Eighth HFC Leasing Corporation                       Delaware             100%
    Tenth HFC Leasing Corporation                        Delaware             100%
    Eleventh HFC Leasing Corporation                     Delaware             100%
    Thirteenth HFC Leasing Corporation                   Delaware             100%
    Fourteenth HFC Leasing Corporation                   Delaware             100%
    Seventeenth HFC Leasing Corporation                  Delaware             100%
    Nineteenth HFC Leasing Corporation                   Delaware             100%
    Twenty-second HFC Leasing Corporation                Delaware             100%
    Twenty-sixth HFC Leasing Corporation                 Delaware             100%
    Beaver Valley, Inc.                                  Delaware             100%
    Hull 752 Corporation                                 Delaware             100%
    Hull 753 Corporation                                 Delaware             100%
    Third HFC Leasing Corporation                        Delaware             100%
     Macray Corporation                                  California           100%
    Fourth HFC Leasing Corporation                       Delaware             100%
     Pargen Corporation                                  California           100%
    Fifteenth HFC Leasing Corporation                    Delaware             100%
     Hull Fifty Corporation                              Delaware             100%
   HFC Retail Credit Services, Inc.                      Delaware             100%
   Household Capital Investment Corporation              Delaware             100%
    B and K Corporation                                  Michigan             94.4%
   Household Commercial of California, Inc.              California           100%
   OLC, Inc.                                             Rhode Island         100%
    OPI, Inc.                                            Virginia             100%
  Household Finance Consumer Discount Company            Pennsylvania         100%
   Overseas Leasing Two FSC, Ltd.                        Bermuda              100%
  Household Finance Corporation II                       Delaware             100%
  Household Finance Corporation of Alabama               Alabama              100%
  Household Finance Corporation of California            Delaware             100%
  Household Finance Corporation of Nevada                Delaware             100%
   Household Finance Realty Corporation of New York      Delaware             100%
  Household Finance Corporation of West Virginia         West Virginia        100%
  Household Finance Industrial Loan Company              Washington           100%
  Household Finance Industrial Loan Company of Iowa      Iowa                 100%
  Household Finance Realty Corporation of Nevada         Delaware             100%
   Household Finance Corporation III                     Delaware             100%
    Amstelveen FSC, Ltd.                                 Bermuda              100%
    HFC Agency of Connecticut, Inc.                      Connecticut          100%
    HFC Agency of Michigan, Inc.                         Michigan             100%
    HFC Agency of Missouri, Inc.                         Missouri             100%
    Night Watch FSC, Ltd.                                Bermuda              100%
    Household Realty Corporation                         Delaware             100%
     Overseas Leasing One FSC, Ltd.                      Bermuda              100%
    Overseas Leasing Four FSC, Ltd.                      Bermuda              100%
    Overseas Leasing Five FSC, Ltd.                      Bermuda              100%
   Household Retail Services, Inc.                       Delaware             100%
    HRSI Funding, Inc.                                   Nevada               100%
  Household Financial Center Inc.                        Tennessee            100%
  Household Industrial Finance Company                   Minnesota            100%
  Household Industrial Loan Co. of Kentucky              Kentucky             100%
  Household Recovery Services Corporation                Delaware             100%
  Household Relocation Management, Inc.                  Illinois             100%
  Household Servicing, Inc.                              Delaware             100%
  Mortgage One Corporation                               Delaware             100%
  Mortgage Two Corporation                               Delaware             100%
  Sixty-First HFC Leasing Corporation                    Delaware             100%
 Household Pooling Corporation                           Nevada               100%
 Household Receivables Acquisition Company               Delaware             100%
 Household REIT Corporation                              Nevada               100%
Household Financial Group, Ltd.                          Delaware             100%
Household Global Funding, Inc.                           Delaware             100%
 Beneficial Premium Services Limited                     England              100%
 Beneficial Limited                                      England              99.9%
  Beneficial Financial Services Limited                  England              100%
  Beneficial Leasing Limited                             England              100%
  Beneficial Trust Investments Limited                   England              100%
  Beneficial Trust Nominees Limited                      England              100%
  Endeavour Personal Finance Limited                     England              100%
  Security Trust Limited                                 England              100%
  Sterling Credit Limited                                England              100%
  Sterling Credit Management Limited                     England              100%
  The Loan Corporation Limited                           England              100%
 Extracard Corp.                                         Delaware             100%
 Household Ireland Holdings, Inc.                        Delaware             100%
  BFC Ireland (Holdings) Limited                         Ireland              100%
  BFC Insurance (Life) Limited                           Ireland              100%
  BFC Management Services Limited                        Ireland              100%
  BFC Insurance Limited                                  Ireland              100%
 Household International (U.K.) Limited                  England              100%
  D.L.R.S. Limited                                       Cheshire             100%
  HFC Bank plc                                           England              100%
   Hamilton Financial Planning Services Ltd.             England              100%
   Hamilton Insurance Company Limited                    England              100%
   Hamilton Life Assurance Company Limited               England              100%
   HFC Pension Plan Limited                              England              100%
   Household Funding Limited                             England              100%
   Household Investments Limited                         England              100%
   Household Leasing Limited                             England              100%
   Household Management Corporation Limited              England and Wales    100%
  Household Overseas Limited                             England              100%
   Household International Netherlands B.V.              Netherlands          100%
 Household Financial Corporation Limited                 Ontario              100%
  Household Finance Corporation of Canada                Canada               100%
  Household Realty Corporation Limited                   Ontario              100%
  Household Trust Company                                Canada               100%
  Household Financial Corporation Inc.                   Ontario              100%
Household Reinsurance Ltd.                               Bermuda              100%